Pursuant to Rule 497(e)

Registration Nos. 2-92665

33-78264

2-93068

EXCELSIOR FUNDS, INC.

EXCELSIOR FUNDS TRUST

EXCELSIOR TAX-EXEMPT FUNDS, INC.

(the “Companies”)

Supplement dated October 17, 2005 to the Prospectuses of the Companies dated July 29, 2005

The information under the section entitled “Disclosure of Portfolio Holdings” in the Prospectuses is deleted in its entirety and replaced with the following:

“Beginning on or about October 26, 2005, a schedule of the Funds’ portfolio holdings, as of the end of the prior month, will be available on the Funds’ website, http://www.excelsiorfunds.com. The Funds’ portfolio holdings schedule will be updated monthly, typically by the 15th calendar day after the end of each month. These schedules are also available by calling toll free at (800) 446-1012. The Funds may terminate or modify this policy at any time. Shareholders will be advised of any material change to this policy prior to its implementation. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in their SAIs.”

On page 34 of the Excelsior Fixed Income Funds’ Prospectus, the first full paragraph on the page, the sixth paragraph under the heading “Portfolio Managers,” relating to the Short-Term Tax-Exempt Securities Fund, the Intermediate-Term Tax-Exempt Fund, the Long-Term Tax-Exempt Fund and the New York Intermediate-Term Tax-Exempt Fund is revised as follows:

“Pamela Hunter serves as the portfolio manager for the Short-Term Tax-Exempt Securities, Intermediate-Term Tax-Exempt, Long-Term Tax-Exempt and New York Intermediate-Term Tax-Exempt Funds and is primarily responsible for the day-to-day management of those Funds. Ms. Hunter, a Managing Director and Chief Administrative Officer, has been with U.S. Trust since 2004. Prior to joining U.S. Trust, she was a founding partner of Strategic Wealthcare Partners from 2002-2003, and a managing director and director of Tax Exempt Investments at Chase Asset Management, from 1980-2001.”

On page 39 of the Excelsior Equity Funds’ Prospectus, the last paragraph on the page, the twelfth paragraph under the heading “Portfolio Managers,” relating to the Pacific/Asia Fund and the Emerging Markets Fund is revised as follows:

“David J. Linehan and Donald Elefson serve as the portfolio co-managers for the Pacific/Asia Fund. Mr. Linehan is primarily responsible for the day-to-day management of the Fund. Mr. Linehan is a Managing Director and has served as the portfolio manager or co-manager of the Fund and the International Fund since joining U.S. Trust in 1998. A description of Mr. Elefson’s business experience is provided below.

Donald Elefson serves as the portfolio manager for the Emerging Markets Fund. Mr. Elefson is a Managing Director and has been a portfolio manager or co-manager of the Fund since 1999. Mr. Elefson has served as portfolio co-manager of the International Fund and the Pacific/Asia Fund since 2004. He has been with U.S. Trust since 1998.”

On page 36 of the Excelsior Institutional Funds’ Prospectus, the first full paragraph on the page, the fifth paragraph under the heading “Portfolio Managers,” relating to the Emerging Markets Fund is revised as follows:

“Donald Elefson serves as the portfolio manager for the Emerging Markets Fund. Mr. Elefson is a Managing Director and has been a portfolio manager or co-manager of the Fund since 1999. Mr. Elefson has served as portfolio co-manager of the International Equity Fund since 2004. He has been with U.S. Trust since 1998.”